Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Third Quarter and YTD 2006 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2006 Expectations Q&A

Third Quarter Highlights (in millions, except share and per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2006 2005 Change Gross Written Premiums $456.6 $388.5 17.5% Net Earned Premiums (1) $296.4 $244.8 21.1% Net Investment Income $23.8 $17.0 40.0% Net Income (1) $89.9 $35.1 156.1% After Tax Net Realized Gain (Loss) $(4.5) $0.7 Loss & LAE Ratio 28.6% 58.0% Expense Ratio 30.0% 27.6% Combined Ratio 58.6% 85.6% Diluted Earnings Per Share (2) $1.22 $0.48 154.2% After Tax Realized Investment Gain (Loss) Per Share (2) $(0.06) $0.01 Weighted Average Shares & Share Equivalents Outstanding (2) 73,480,727 73,376,526 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $6.9 million of net earned premium and $3.1 million in loss and loss adjustment expenses were ceded, $3.9 million in ceding commission was earned and diluted earnings per share was decreased by $0.01 during the three months ended September 30, 2005. 2. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Third Quarter Highlights (in millions, except per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2006 2005 Net Operating Income $94.4 $34.4 A-T Realized Investment Gains (Losses) $(4.5) $0.7 Net Income $89.9 $35.1 Diluted Operating Earnings Per Share (1) $1.28 $0.47 A-T Realized Investment Gains (Losses) Per Share (1) $(0.06) $0.01 Diluted Earnings Per Share (1) $1.22 $0.48 Net Loss and Loss Adjustment Expense Ratio 28.6% 58.0% Acquisition and Underwriting Expense Ratio 30.0% 27.6% Combined Ratio 58.6% 85.6% 1. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Third Quarter Highlights (in millions, except share and per share data) September 30, 2006 December 31, 2005 % Increase Total Shareholders' Equity $1,073.7 $816.5 31.5% Book Value per Share (1) $15.24 $11.79 29.3% Shares Outstanding (1) 70,441,872 69,266,016 1.7% ROE (2) 27.7% 21.2% 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006. Return on tangible equity excluding other comprehensive income (loss). September 30, 2006 ROE calculated on trailing twelve months basis.

Third Quarter 2006 Events Financial results for the quarter ended September 30, 2006 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As reported $89.9 $1.22 Favorable prior year net loss reserve development $27.7 $0.38 Benefit from re-estimation of current accident year loss ratios $9.6 $0.13 Realized investment losses $(4.5) $(0.06) (in millions, except per share data)

Third Quarter 2006 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Decrease Primarily Due To: 2005 $32.2 Favorable claims emergence on all coverages on commercial package policies 2004 $8.0 Favorable claims emergence on general liability and auto coverages on commercial package policies 2003 and Prior $2.5 Favorable claims emergence on automobile policies Total $42.7

Year-to-Date Highlights (in millions, except share and per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2006 2005 Change Gross Written Premiums $1,126.0 $958.0 17.5% Net Earned Premiums (1) $861.7 $714.7 20.6% Net Investment Income $65.6 $45.8 43.2% Net Income (1) $215.1 $127.8 68.3% After Tax Net Realized Gain (Loss) $(6.4) $7.9 Loss & LAE Ratio 39.1% 53.7% Expense Ratio 29.2% 26.5% Combined Ratio 68.3% 80.2% Diluted Earnings Per Share (2) $2.94 $1.76 67.0% After Tax Realized Investment Gain (Loss) Per Share (2) $(0.09) $0.11 Weighted Average Shares & Share Equivalents Outstanding (2) 73,187,839 72,767,553 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $38.0 million of net earned premium and $18.6 million in loss and loss adjustment expenses were ceded, $18.9 million in ceding commission was earned and diluted earnings per share was decreased by $0.05 during the nine months ended September 30, 2005. 2. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Year-to-Date Highlights (in millions, except per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2006 2005 Net Operating Income $221.5 $119.9 A-T Realized Investment Gains (Losses) $(6.4) $7.9 Net Income $215.1 $127.8 Diluted Operating Earnings Per Share (1) $3.03 $1.65 A-T Realized Investment Gains (Losses) Per Share (1) $(0.09) $0.11 Diluted Earnings Per Share (1) $2.94 $1.76 Net Loss and Loss Adjustment Expense Ratio 39.1% 53.7% Acquisition and Underwriting Expense Ratio 29.2% 26.5% Combined Ratio 68.3% 80.2% 1. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Year-to-Date Events Financial results for the 9 months ended September 30, 2006 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As reported $215.1 $2.94 Favorable prior year net loss reserve development $50.9 $0.70 Realized investment losses $(6.4) $(0.09) (in millions, except per share data)

Year-to-Date Development on Prior Years - Net Basis ($'s in millions) Accident Year YTD Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Decrease Primarily Due To: 2005 $58.6 Favorable claims emergence on professional liability policies and all coverages on commercial package policies 2004 $11.6 Favorable claims emergence on all coverages on commercial package policies 2003 and Prior $8.1 Favorable claims emergence on automobile policies Total $78.3

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended September 30, Ended September 30, Ended September 30, % 2006 2005 Increase (Decrease) Segment Commercial Lines $367.8 $305.4 20.4% Specialty Lines 62.6 55.5 12.8% Personal Lines 26.2 27.6 (5.1)% Total $456.6 $388.5 17.5%

Commercial Lines Segment 80.6% of 3rd Quarter 2006 GWP CAGR 2000-2005 = 32.0% 20.4% Q/Q Growth Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 3Q05 QTD 3Q06 239.5 316 473 662.3 874 960.3 305.4 367.8 (in millions)

Specialty Lines Segment (Professional Liability) 2000 2001 2002 2003 2004 2005 QTD 3Q05 QTD 3Q06 68.2 79.3 110.2 154.1 184.4 205.3 55.5 62.6 13.7% of 3rd Quarter 2006 GWP CAGR 2000-2005 = 24.7% 12.8% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 3Q05 QTD 3Q06 Dwelling/Fire 54.2 78.3 80.5 89.6 112.9 99.3 27.6 26.2 5.7% of 3rd Quarter 2006 GWP CAGR 2000-2005 = 12.9% 5.1% Q/Q decrease Personal Lines (in millions)

High Quality Investment Portfolio Portfolio market value - $2,418.0mm Fixed income securities Average quality AAA Portfolio duration 3.9 years 5.3% taxable equivalent yield Quality long-term growth stocks As of September 30, 2006 Municipal Bonds 0.333 CMO 0.135 MBS 0.18 Other Structured Securities 0.111 Corporate Bonds 0.079 Common Stock 0.112 All Other 0.01 Cash Equivalents 0.04 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2000 2001 2002 2003 2004 2005 QTD 3Q05 QTD 3Q06 25.8 32.4 37.5 38.8 43.5 63.7 17 23.8 (in millions) 5 Year CAGR: 19.8% Effective Tax Rat e 27.0% 30.1% 28.3% 23.4% 20.2% 21.5% 21.2% 24.6% Q/Q Change 40.0%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 93.0% Specialty Lines - 91.8% Personal Lines - 90.9% Rate Increases Commercial Lines - 0.8% increase (Q/Q) Specialty Lines - 1.1% decrease (Q/Q) Personal Lines - 39.1% increase (Q/Q) New Business Growth (Count), excluding Personal Lines 3rd QTR: 05 - 9,038 3rd QTR: 06 - 11,589 28.2% increase

Selected Operating Statistics Preferred Agents Total Count - 168 Total GWP Growth - $29.4 million (Q/Q); 24.8% increase Renewal Retention (Quoted) - 97.5% New Business 2006 - $31.3 million (Q/Q); 53.3% increase Employee Statistics Total Employee Count - 1,217 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 14.7%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings - Complement Core Products Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2006 Expectations 2006 Operating EPS Range: $3.67- $3.70 Organic Growth - approximating 15.0% Combined Ratio - approximating 80% Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962